UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2015

Analog Devices, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	1-7819	04-2348234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On August 18, 2015, Analog Devices, Inc. (the “Company”) announced its financial results for its fiscal third quarter ended August 1, 2015. The full text of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1.

The information contained in this Item 2.02 and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 2.02, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 8.01      Other Events.

Also on August 18, 2015, the Company announced a plan to convert the benefits provided to participants in the Company’s Irish defined benefits pension plan (the “DB Plan”) to benefits provided under the Company’s Irish defined contribution plan (the “DC Plan”).  Subject to the mandatory consultation period, the DB Plan trustees and the Company expect to make lump sum payments for DB Plan participants into the participants’ DC Plan accounts by the end of fiscal year 2015.  Such payments will be funded by the existing assets of the DB Plan and an additional Company contribution of approximately $210 million to settle all existing and future DB Plan liabilities for active and deferred DB Plan participants.  Retired DB Plan participants’ benefits will be bought out by the DB Plan trustees with individual annuities.

In connection with this action, the Company expects to record a charge of approximately $220 million in the Company’s fourth quarter of fiscal 2015.  The actual amount of such charge will depend on several factors, including the final calculation of actuarial values, the final realized value of DB Plan assets, the price of annuities, and foreign currency exchange rates.  The results of this action will not impact the Company’s non-GAAP financial results.

Disclosure Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements for purposes of The Private Securities Litigation Reform Act of 1995, including with respect to the proposed retirement benefit plan conversion, the Company’s expected contribution, the expected benefits and timing of the contribution and the impact of the conversion and contribution on the Company’s results of operations. Such forward-looking statements are based on our current expectations, beliefs, assumptions, estimates and projections, and are inherently uncertain.  Actual outcomes and results may differ materially from what is expressed in such forward-looking statements, and such statements are not guarantees of future performance and should not be relied upon as representing Analog Devices’ expectations or beliefs as of any date subsequent to the date hereof.  Factors that could cause actual results to differ materially from those set forth in forward-looking statements include, but are not limited to, the successful completion of the mandatory consultation period, the final actuarial calculations, the actual return on DB Plan assets, the price of annuities, and foreign currency exchange rate and other risk factors described in our most recent filings with the Securities and Exchange Commission.  We do not undertake any obligation to update forward-looking statements made by us.

Item 9.01.     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release dated August 18, 2015

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2015	ANALOG DEVICES, INC.

	By:	/s/ David A. Zinsner
David A. Zinsner
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 18, 2015